Exhibit 10.6

ASSIGNMENT OF PATENTS AND TRADEMARKS

WHEREAS, QLT USA, Inc., a Delaware corporation, with offices at 2579 Midpoint Drive, Fort Collins, CO 80525 (“ASSIGNOR”), owns certain patent applications and/or registrations, as listed in Exhibit A attached hereto and incorporated herein by this reference (“PATENTS”), and trademarks, including applications and registrations, as listed on Exhibit B attached hereto and incorporated herein by this reference (the “MARKS”); and

WHREAS, Arius Two, Inc., a Delaware corporation, with offices at 2501 Aerial Center parkway, Suite 205, Morrisville, North Carolina 27560 (“ASSIGNEE”), desires to acquire all of the right, title and interest in, to and under the PATENTS and to the MARKS in accordance with the terms of that certain Intellectual Property Assignment Agreement dated August 2, 2006 (the “Transfer Agreement”);

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR does hereby: (1) sell, assign, transfer and convey unto ASSIGNEE all right, title and interest in and to the PATENTS, including all divisions, continuations, continuations-in-part, reexaminations, substitutions, reissues, extensions and renewals of the applications and registrations for the PATENTS (and the right to apply for any of the foregoing); all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the PATENTS, and (2) transfer, convey and assign to ASSIGNEE all right, title and interest throughout the world (excluding the United States of America, its territories and possessions (including the Commonwealth of Puerto Rico)) in and to the MARKS, together with all goodwill associated therewith, effective upon ASSIGNOR’S receipt of all payments due hereunder.

In the event of any conflict or inconsistency between the terms of the Transfer Agreement and the terms hereof, the terms of the Transfer Agreement shall govern.

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this 2nd day of August, 2006.

By:	/s/ Michael R. Duncan
Name:	Michael R. Duncan, President

EXHIBIT A

COMPANY PATENT RIGHTS

NON-US

Filing Date	Appl. Ser./Pub. Nos.	Country/Status	Title	Priority
Oct 16 1997	PCT/US97/18605 WO 1998/17251 (PCT of US 08/734,519) (334WO1)	PCT – completed	Pharmaceutical Carrier Device Suitable for Delivery of Pharmaceutical Compounds to Mucosal Surfaces	US 08/734,519 (Oct. 18, 1996)

Oct 16, 1997	AU 97/47574 (Nat’l stage of PCT/US97/18605) (334AU1)	AUPN: 729516 Issued: May 17, 2001 Expires: Oct 16, 2017	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct. 18, 1996)

Apr 26, 2001	AU 2001/38924 (DIV of AU 97/47574) (334UA2)	AUPN: 769500 Issued: May 13, 2004 Expires: Oct 16, 2017	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct. 18, 1996)

Apr 26, 2001	CA 2268187 (Nat’l stage of PCT/US97/1/18605) (334CA1)	Canada - pending	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct. 18, 1996)

Apr 26, 1997	EP97910117.7 (Nat’l stage of PCT/US97/1/18605) (334EP1)	EPPN: 0973497 Issued: Dec 11, 2002 Expires: Oct 16, 2017 Also issued in Austria, Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Netherlands, Spain, Sweden, Switzerland, and United Kingdom	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct. 18, 1996)

Oct 16, 1997	JP 10-519467 (Nat’l stage of PCT/US97/1/18605) (334EP1)	Japan – pending	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct. 18, 1996)

Oct 16, 1997	JP 200518632 (DIV of JP 10-519467) Pubn No. 2005-281322 Published Oct 13, 2005 (334JP2)	Japan - pending	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct. 18, 1996)

Filing Date	Appl. Ser./Pub. Nos.	Country/Status	Title	Priority
Apr 29, 1999	PCT/US99/09378 WO 99/55312 (PCT of US 09/069,703) (335WO1)	PCT – completed	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct 18, 1996) US 09/069,703 (Apr. 29, 1998)

Apr 29, 1999	AU 99/39678 (Nat’l stage of PCT/US99/09378) (335AU1)	AUPN: 746339 Issued: Aug 1, 2002 Expires: Apr. 29, 2019	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct 18, 1996) US 09/069,703 (Apr. 29, 1998)

Apr 29, 1999	CA 2,329,128 (Nat’l stage of PCT/US99/09378) (335CA1)	Canada – pending	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct 18, 1996) US 09/069,703 (Apr. 29, 1998)

Apr 29, 1999	EP 99922753.1 (Nat’l stage of PCT/US99/09378) (335EP1)	EP 1079813
Issued: Feb 9, 2005
Expires: Apr.
29, 2019

Also issued in
Austria, Belgium,
Denmark, Finland,
France, Germany,
Greece, Ireland,
Italy, Luxembourg,
Netherlands,
Portugal, Spain,
Sweden,
Switzerland, and
United Kingdom

			Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct 18, 1996) US 09/069,703 (Apr. 29, 1998)

Apr 29, 1999	JP 2000545511 (Nat’l stage of PCT/US99/09378) (335JP1)	Japan – pending	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct 18, 1996) US 09/069,703 (Apr. 29, 1998)

Apr 29, 1999	JP 2005233505 (DIV of JP 2000545511) (335JP2)	Japan – pending	Pharmaceutical Carrier Device …Mucosal Surfaces	US 08/734,519 (Oct 18, 1996) US 09/069,703 (Apr. 29, 1998)

Filing Date	Appl. Ser./Pub. Nos.	Country/Status	Title	Priority
Apr 11, 2003	PCT/US 03/11313 WO 03/086345 (PCT of US 10/121,430) (237WO1)	PCT – completed	Process for Loading a Drug Delivery Device	US 10/121,430 (Apr. 11, 2002)

Aug 16, 2004	PCT/US2004/026531 WO 2005/016321 (PCT of US 60/495,356) (309WO1)	PCT – completed	Adhesive Bioerodible Transmucosal Drug Delivery System	US 60/495,356 (Aug 15, 2003)

Aug 16, 2004	AU 2004/264974 (Nat’l stage of PCT/US2004/026531) (309AU1)	Australia - pending	Adhesive Bioerodible Transmucosal Drug Delivery System	US 60/495,356 (Aug 15, 2003)

Aug 16, 2004	CA 2,535,846 (Nat’l stage of PCT/US2004/026531) (309CA1)	Canada - pending	Adhesive Bioerodible Transmucosal Drug Delivery System	US 60/495,356 (Aug 15, 2003)

Aug 16, 2004	EP 04781250.8 (Nat’l stage of PCT/US2004/026531) Publ EP1660056 Published May 31, 2006 (309EP1)	EP - pending	Adhesive Bioerodible Transmucosal Drug Delivery System	US 60/495,356 (Aug 15, 2003)

Aug 16, 2004	JP (Nat’l stage of PCT/US2004/026531) (309JP1)	JP - pending	Adhesive Bioerodible Transmucosal Drug Delivery System	US 60/495,356 (Aug 15, 2003)

Aug 16, 2004	MX PA/a/2006/001776 (Nat’l stage of PCT/US2004/026531) (309MX1)	MX - pending	Adhesive Bioerodible Transmucosal Drug Delivery System	US 60/495,356 (Aug 15, 2003)

SCHEDULE 1.22

COMPANY TRADEMARK RIGHTS

BEMA

Country	Application No. / Filed Date	Registration No. / Registration	Expiry /Renewal Date	Description/Comments	Priority
Australia	1028272 Nov 4, 2004	1028272 Apr 11, 2005	Nov 4, 2014 Nov 4, 2014	Cl. 05 - Polymer Film, namely, adhesive bandages for topical application of pharmaceuticals; Cl. 10 - Polymer film for use as an applicator for pharmaceuticals	US 78/424675 May 25, 2004

Japan	2004-107883 Nov 25, 2004	pending		CL 05, CL 10 - Polymer film, namely, adhesive bandages for topical application of pharmaceuticals	US 78/424675 May 25, 2004

European Community OHIM	004097416 Nov 4, 2004	pending		Cl. 05 - Polymer Film, namely, adhesive bandages for topical application of pharmaceuticals; Cl. 10 - Polymer film for use as an applicator for pharmaceuticals	US 78/424675 May 25, 2004